Third Quarter 2011
Financial Results
Supplemental Slides

Forward-Looking Statements
Except for historical information discussed, the statements made today and listed within the following presentation slides are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.
These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.
To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles
(GAAP). A detailed reconciliation of adjusted numbers to GAAP is posted in the Investor Relations section of our Web site at http://ir.omnicare.com.
Additionally, all amounts are presented on a continuing operations basis, unless otherwise stated.

Table of Contents
Third Quarter 2011 Highlights………..………………………………………..
Operating Metrics - Script Data……………………………………………….
Operating Metrics - Bed Data…………………………………………………
Adjusted Gross Profit………………...………………………………………...
Adjusted Net Income……………………………………………………………
Cash Flows………………………………………………………………………
Cash Deployment………………..………………………………………….…
Capital Structure……………………………………………………………….
2011 Guidance………..…...…………………………………………………..
Longer-Term Targets……………………………………………………..……
Appendix………………………………………………………………………..
Working Capital Management………………………………………………..
Selected Branded Drug Patent Expirations…………………………….......
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Third Quarter 2011 Highlights
• Gross profit increased 2.9% sequentially to $346.1M on 0.7% decrease in sales
 – Gross margin sequentially higher by 79 bps to 22.4%, reflecting higher generic dispensing rates
• Cash flows from continuing operations of $167.1M increased 22.1% sequentially and 43.7% over 3Q10.
•  Adjusted EBITDA(1) increased 7.5% sequentially to $157.2 million
• Adjusted EPS(1) of $0.54 as compared to 2Q11 of $0.50 and 3Q10 of $0.53
• Scripts flat versus 3Q10; 0.7% lower than 2Q11
 – Utilization weaker, consistent with industry
 – Generic dispensing rate increased 60 basis points sequentially
• Qtr. ending number of beds/patient assistance program (PAP) patients up 2,000 sequentially
 – Beds 10,000 higher; PAP patients down 8,000
 – Net organic bed loss of 8,000 decreased 27.3% from 2Q11 organic net bed loss of
 11,000, and decreased 46.7% from 3Q10 organic net bed loss of 15,000
• $54.6 million returned to shareholders through share repurchases and dividends

(1) Excludes special items. A reconciliation of non-GAAP information has been attached to our press release and is also available on our Web site under
 ‘Supplemental Financial Information’ from the ‘Investors’ page.

(1) 3Q 2010 numbers revised to reflect the inclusion of over-the-counter scripts.
(2) Excludes scripts dispensed in Omnicare’s specialty businesses and other non-institutional settings.
(3) Generic prescriptions dispensed as a percentage of institutional pharmacy scripts excludes over-the-counter scripts.
• Generic dispensing rate climbed 60 bps
 sequentially to 78.6% due primarily to
 additional generic drug introductions
• Sequentially, scripts were down 0.8%
 reflecting a lower average number of
 beds served and weaker utilization
 (consistent with industry)
• Scripts relatively even from 3Q10

Operating Metrics
Bed Data

(1) Beds reported as capacity in institutional settings and unique patients serviced in non-institutional settings (clinic, retail, hospice)
(2) PAP programs served by Omnicare’s specialty pharmacy business.
• Organic bed loss includes:
 • 3,000 incremental bed losses due to compliance and receivables collections issues as compared with 2Q11
 • 1,000 beds lost from business acquired in the past year
 • Organic net bed growth in 2 of 5 divisions
• Beds added by acquisition:
 • 3Q11 - 18,000
 • 2Q11 - 0
 • 3Q10 - 44,000

Adjusted Gross Profit (1)

(1) Each amount is reported independently. The sum of the individual amounts may not equal the sum of the separately presented amounts due to rounding.
(2) Excludes special items. A reconciliation of non-GAAP information has been attached to our press release and is also available on our Web site under
 ‘Supplemental Financial Information’ from the ‘Investors’ page.
(3) Includes all scripts dispensed in the Company’s Pharmacy Services.

Adjusted Net Income (1),(2)

(1) All numbers shown exclude special items and discontinued operations. A reconciliation of non-GAAP information has been attached to our press release and is also available on our Web site under ‘Supplemental Financial Information’ from the ‘Investors’ page.
(2) Each amount is reported independently. The sum of the individual amounts may not equal the sum of the separately presented amounts due to rounding.

Cash Flows (1)

 • Year-to-date cash flows from operating activities of continuing operations of $447.9M represents the largest cash flow generated in the
 Company’s history in any nine-month reporting period
 • 3Q11 cash flows benefitted from $22.7 million settlement of a receivable dispute with a large customer
 • 3Q10 cash flows impacted by $22 million settlement payment and $7 million executive separation-related payments
(1) Each amount is reported independently. The sum of individual amounts may not equal the sum of the separately presented amounts due to rounding.

(1) Through the first nine months of 2011, Omnicare repurchased $200 million of 6.125% senior subordinated notes due 2013 and $425 million of 6.875%
 senior subordinated notes dues 2015. During the first nine months of 2010, Omnicare repurchased $125 million of senior term A loans due 2010 and $225 million of 6.75% senior subordinated notes due 2013.
(2) Cumulative % Returned = (Dividends Paid + Share Repurchases) / 12/31/10 Market Capitalization of $2,961.0 million.
• Repurchased an additional 1.8 million
 shares ($50.1 million) during 3Q11 (in
 addition to 2.3 million shares
 repurchased through 2Q11 and 4.4
 million repurchased in 2010)
• $78.9 million of authorization remaining
 under current share repurchase program
 as of September 30, 2011.
• 3Q11 dividend of $0.04 per share

(1) Assumes convertible debentures due 2035 are put to the company in 2015 with related tax recapture included and debt amounts shown are exclusive of unamortized debt discount.
Capital Structure
Goal is to spread out maturities to limit refinancing risk

2011 Guidance

(1) Guidance provided on July 26, 2011
(2) Guidance provided on October 25, 2011.
(3) Excludes special items and discontinued operations.
	Previous Guidance (1)	Current Guidance (2)
• Revenues	$6.0B to $6.1B	$6.0B to $6.1B
• Adjusted Diluted EPS (3)	$2.05 to $2.15	$2.09 to $2.13
• Cash Flow from Operations (3)	$400M to $450M	$500M to $525M
Increased cash flow guidance, narrowed EPS guidance and
reaffirmed sales guidance

Longer-Term Targets (1)

We believe investments made in 2011 will position the
company to begin achieving some of these targets in 2012
(1) Not intended to represent expectations for any given year.
(2) Board approval required for share repurchases and/or dividends. The number could vary by year based on available acquisitions and capital expenditure plans.
Target
• Adjusted Diluted EPS	Double digit three-year CAGR for the year ending 2013
• Cash Flow from Operations	$450 million annually
• Capital Returned to Shareholders	Approximately 25% per year (2)
• Capital Structure	Focus on continued debt reduction, management of maturity schedules

Appendix

(1) All generic launches are subject to change due to litigation or pediatric exclusivity.
(2) Drugs already launched shown in gray and italics
3Q 2011	4Q 2011	FY 2012
Arixtra	Caduet	Actos
Entocort EC	Combivir	Detrol
Felbatol	Gabitril	Diovan
Keppra XR	Lipitor	Geodon
Levaquin IV	Primaxin	Fazaclo
Uroxatrol	Requip XL	Lexapro
	Symbyax	Lidoderm
	Zyprexa Injectable	Plavix
	Zyprexa Tabs	Seroquel
	Zyprexa Zydis	Singulair
Xopenex
Selected Branded Drug Patent Expirations (1),(2)

Third Quarter 2011
Financial Results
Supplemental Slides